CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement of Comprehensive Income [Abstract]
Net earnings	$ 14,439	$ 12,121	$ 10,111
Unrealized gains (losses) on securities
Unrealized holding losses arising during the period	(54)	(83)	(1,152)
Amortization of net unrealized gains on held to maturity securities	377	113	92
Reclassification adjustment for net gains included in net earnings	(167)	(82)	(77)
Tax effect	80	58	430
Unrealized gains (losses) on securities, net of tax	236	6	(707)
Unrealized holding gains (losses) arising during the period on interest rate swaps	124	80	(42)
Total other comprehensive income (loss)	360	86	(749)
Comprehensive income	$ 14,799	$ 12,207	$ 9,362